                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 30, 2005
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                            CATSKILL LITIGATION TRUST
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             (Exact name of registrant as specified in its charter)

        Delaware                      333-112603                16-6547621
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

c/o Christina Bank & Trust Company, 1314 King Street, Wilmington, Delaware 19801
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (302) 888-7400
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         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE.

            On September 30, 2005, the trustees of the Catskill Litigation Trust mailed a letter to the unit holders of the Catskill  Litigation  Trust  advising that the United  States  Court of Appeals for the Second  Circuit has  scheduled oral arguments in the Catskill Litigation Trust's appeal in the case of Catskill
Development,   L.L.C.,   Mohawk  Management,   L.L.C.,  and  Monticello  Raceway
Development  Company,  L.L.C.,  Plaintiffs.  v.  Harrah's  Entertainment,  Inc.,
Defendant.  A copy of this  letter is being  furnished  as Exhibit  99.1 to this
Current Report on Form 8-K.

            In  accordance  with  General  Instruction  B.2  of  Form  8-K,  the information in this Current Report on Form 8-K,  including  Exhibit 99.1,  shall not be deemed "filed" for the purposes of Section 18 of the Securities  Exchange
Act of 1934 or otherwise subject to the liability of that section,  nor shall it be deemed  incorporated  by reference in any filing under the  Securities Act of
1933.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (a)       Financial Statements of Businesses Acquired.

                Not Applicable

      (b)       Pro Forma Financial Information.

                Not Applicable

      (c)       Exhibits.

                99.1    Letter to unit holders of the Catskill  Litigation Trust
                        from trustees mailed on September 30, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CATSKILL LITIGATION TRUST
                                          -------------------------
                                                 (Registrant)

Date: October 5, 2005

                                      By: /s/ Joseph E. Bernstein
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                                          Joseph E. Bernstein
                                          Litigation Trustee